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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  MAY 16, 2001
                                 Date of Report
                        (Date of earliest event reported)



                          MISSION RESOURCES CORPORATION
             (Exact name of registrant as specified in its charter)

            Texas                      000-09498                76-0437769
(State or other jurisdiction      (Commission File Number)    (I.R.S. Employer
    of incorporation)                                       Identification No.)


                             1331 Lamar, Suite 1455
                              Houston, Texas 77010
          (Address of principal executive offices, including zip code)


                                 (713) 495-3000
              (Registrant's telephone number, including area code)


                         Bellwether Exploration Company
                         (Former name or former address,
                          if changed since last report)



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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not applicable to this filing.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not applicable to this filing.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable to this filing.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

         Not applicable to this filing.

ITEM 5.  OTHER EVENTS.

         Mission Resources Corporation made the press release attached hereto as
  Exhibit 99.1, announcing that Bargo Energy Company merged with and into Bellwether Exploration Company and that Bellwether Exploration Company changed its named to Mission Resources Corporation.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.

         Not applicable to this filing.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  (a)    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         Not applicable to this filing.

  (b)    PRO FORMA FINANCIAL INFORMATION.

         Not applicable to this filing.

  (c)    EXHIBITS.

         EXHIBIT
          NUMBER                                     TITLE OF DOCUMENT
          ------                                     -----------------
          99.1                               Press Release dated May 16, 2001

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not applicable to this filing.

ITEM 9.  REGULATION FD DISCLOSURE.

         Not applicable to this filing.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               MISSION RESOURCES CORPORATION


                               By:  /s/ Ann Kaesermann
                                   ---------------------------------------------
Dated:  May 16, 2001           Ann Kaesermann, Vice President - Chief Accounting
                               Officer



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                                  EXHIBIT INDEX

      EXHIBIT
      NUMBER                              TITLE OF DOCUMENT
      ------                               -----------------
       99.1                         Press Release dated May 16, 2001